Dear Shareholder: The following supplement provides important information about the reorganization of the Key Mutual Funds. In addition, some of the waivers for Other Expenses of the Key Stock Index Fund are being discontinued Details regarding these changes are listed below. This information is important and should be kept with a copy of your Prospectus.
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Key Funds

Key Stock Index Fund

Supplement Dated January 2, 1998
to the Prospectus Dated April 1, 1997
as previously supplemented

1. On December 2, 1997, the Board of Directors unanimously recommended a reorganization and liquidation of the Funds. The Board's recommendations and more information are more fully described in the Combined Prospectus/Proxy Statement that has been filed with the Securities and Exchange Commission, and when effective, will be provided to shareholders of record on or about December 26, 1997. Shareholders will be asked to approve the reorganization and other additional items as set forth in the Proxy Statement.

   If the reorganization is approved by shareholders, shareholders of the Key Stock Index Fund will become shareholders of the Victory Stock Index Fund.

   As a shareholder, your Key Stock Index Fund's assets will be exchanged for equivalent full and fractional shares of the Victory Stock Index Fund without sales charges and on a tax-free basis. Additional purchases of new shares of the Victory Stock Index Fund will include a sales charge of up to 5.75%.

2. The Fund's prospectus is supplemented so that on page 1 and 2 under the topic, "Fund Expenses," the section is deleted and replaced with the following:

FUND EXPENSES


   Expenses are one of several factors to consider when investing in the Fund. The following table summarizes shareholder transaction expenses and annual Fund operating expenses for the Fund.

                                                                                           Key Stock
                                                                                           Index
Fund
Shareholder Transaction Expenses <F1>:
  Maximum Sales Load Imposed on Purchase                                                   None
Maximum Sales Load Imposed on Reinvested                                                   None
  Maximum Deferred Sales Load                                                              None
  Redemption Fees                                                                          None
  Exchange Fees                                                                            None
Annual Fund Operating Expenses After Waivers and Reimbursements
(as a percentage of average daily net assets):
  Management Fees <F2>                                                                      0.00%
  Other Expenses <F3>                                                                       0.56%
Total Fund Operating Expenses <F3>                                                          0.56%

 <F1> Investors may be charged a fee if orders are placed through a broker or agent, including affiliated banks and non-bank affiliates of Key Asset Management Inc. and KeyCorp (see "Purchasing Shares").
 <F2> These fees have been voluntarily waived.  Without this waiver, the
      Management Fee payable by the Stock Index Fund would be .10% of the average daily net assets of the Fund.
 <F3> "Other Expenses" include such expenses as administration fees, custodial and transfer agent fees, and audit, legal and other business expenses. For the current fiscal year, it is expected that, absent waivers, the "Other Expenses" for the Fund would be
     .77% and Total Fund Operating Expenses would be .87%.

The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly ("Shareholder Transaction Expenses") and indirectly ("Annual Fund Operating Expenses"). For a more complete description of the Fund's operating expenses, see "Expenses." The Adviser and/or the Fund's administrator may, from time to time, waive fees due from the Fund or reimburse expenses paid by the Fund in order to enhance the Fund's performance. For further information, see the Fund's Annual Report which is available upon request and without charge by writing to the Fund or by calling the Fund at 800-KEY-FUND.

The following example is designed to help you understand the various costs you will bear, directly and indirectly, as an investor in the Fund.

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) full redemption at the end of each time period:

1 Year                            $ 6
3 Years                           $18
5 Years                           $31
10 Years                          $70

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
OR FUTURE
EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN
THOSE SHOWN.  MOREOVER, WHILE THE TABLE ASSUMES A 5% ANNUAL
RETURN, THE FUND'S
ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN
ACTUAL RETURN GREATER OR LESS THAN 5%.  YOU WOULD PAY THE SAME
AMOUNT OF
EXPENSES ON THE SAME INVESTMENT ASSUMING NO REDEMPTION AT
THE END OF EACH TIME PERIOD.


Please insert this Supplement in the front of your Prospectus. Investors wishing to obtain more should call the Fund at 800-KEY-
FUND.


2KF-IND-SUP2